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                                CASH TRANSACTIONS

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
10-874150               CABCO TR FOR TEXACO
                        CAP 94-1

04/02/01                Receipt of Interest on
                        Texaco Debs 8.625% 4/1/32              $2,277,000

04/02/01                Funds Disbursed to
                        Holders of CABCO
                        Trust Certificates                     $2,277,000
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